                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


                                     PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of  earliest  event  reported)   August 13,  2002



                          SCORES HOLDING COMPANY INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



              UTAH                   0-16665               87-0426358
--------------------------------  -----------------   --------------------
State or other jurisdiction       (Commission File       (IRS Employer
of incorporation or organization)      Number)        Identification No.)


                           150 E. 58TH STREET, NEW YORK, NY 10022
                 ------------------------------------------------------
                   (Address of principal executive offices)(Zip Code)

                                   (212)  421-8480
               ---------------------------------------------------------
               (Registrants  Telephone  Number,  Including  Area  Code)

                                          N/A
                 ---------------------------------------------
                  (Former Name If Changed since Last Report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of HEIR Holding Co., Inc. (now known as Scores Licensing Corp.)

(b)   Pro Forma Financial Statements

(c)   Exhibits

2.1 Agreement and Plan of Merger dated as of August 7, 2002 among Registrant, HEIR Holding Company Inc. and Scores Acquisition Corp. (1)

2.2 Certificate of Merger between HEIR Holding Co. Inc. and Scores Acquisition Corp. dated August 7, 2002 as filed with the Delaware Secretary of State on August 13, 2002.(1)

10.1 Convertible Debenture Purchase Agreement dated as of August 7, 2002 between HEIR Holding Co. Inc. and HEM Mutual Assurance LLC. (1)

10.2 Convertible Debenture Purchase Agreement dated as of August 7, 2002 between Registrant and HEM Mutual Assurance Fund, Limited.(1)

10.3 Loan Agreement and Promissory Note dated as of August 7, 2002 between Registrant and HEM Mutual Assurance Fund Limited.(1)
-------------------
(1) Previously filed with the Registrant's Form 8K dated August 13, 2002 as filed wit the Securities and Exchange Commission on August 28, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SCORES  HOLDING  COMPANY,  INC.



Dated:  October 25, 2002              By:  /s/ Richard Goldring
                                           --------------------
                                           Richard  Goldring
                                           President & Chief Executive Officer

ITEM 7(a) FINANCIAL STATEMENTS OF HEIR HOLDING CO., INC (NOW KNOWN AS SCORES LICENSING CORP.)

                          Index to Financial Statements

                                                                          PAGE
                                                                          ----

Independent Auditor's Report - Radin, Glass & Co., LLP     . . . . . . . . . .4
Balance Sheet as of December 31, 2001  . . . . . . . . . . . . . . . . . . . .5
Statement of Operations for year ended December 31, 2001   . . . . . . . . . .6
Statement of Stockholders' Deficiency for the year ended December 31, 2001 . .7
Statement of Cash Flows for the year ended December 31, 2001 . . . . . . . . .8
Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . .9

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

                                                                October 22, 2002

To the Board of Directors and Shareholders
HEIR Holding Co., Inc.


We have audited the accompanying balance sheet of HEIR Holding Co., Inc. as of December 31, 2001, and the related statement of operations, stockholders' deficiency and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HEIR Holding Co., Inc. as of December 31, 2001 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.



                                   Radin, Glass & Co., LLP
                                   Certified Public Accountants
                                   New York, New York

                             HEIR HOLDING CO., INC.

                                  BALANCE SHEET

                                DECEMBER 31, 2001

                                       ASSETS
                                     ---------

CURRENT ASSETS:

Cash                                                          $               3,938
                                                              ----------------------
  Total Current Assets                                                        3,938

INTELLECTUAL PROPERTY, net of accumulated amortization                      240,750

LOAN RECEIVABLE - RELATED PARTY                                             262,865
                                                              ----------------------
                                                              $             507,553
                                                              ======================


                 LIABILITIES AND STOCKHOLDERS' DEFICIENCY
               -------------------------------------------

CURRENT LIABILITIES:
 Accounts payable                                             $               9,333
 Loan payable - related party                                               531,780
                                                                ----------------------
  Total Current Liabilities                                                 541,113

STOCKHOLDERS' DEFICIENCY
 Common stock, $.001 par value; 10,000,000 shares authorized,
 3,000,000 issued and outstanding                                             3,000
 Accumulated deficit                                                        (36,560)
                                                              ----------------------
  Total Stockholders' deficiency                                            (33,560)
                                                              ----------------------
                                                              $             507,553
                                                              ======================

                       See notes to financial statements.

                             HEIR HOLDING CO., INC.

                             STATEMENT OF OPERATIONS

                        FOR YEAR ENDED DECEMBER 31, 2001


NET SALES                                        $            -

COST OF GOODS SOLD                                            -
                                     ---------------------------

GROSS PROFIT                                                  -

GENERAL AND ADMINISTRATIVE EXPENSES                      30,880
                                     ---------------------------

NET LOSS FROM OPERATIONS                                (30,880)

INTEREST EXPENSE                                         (5,680)
                                     ---------------------------

NET LOSS BEFORE INCOME TAXES                            (36,560)

PROVISION FOR INCOME TAXES                                    -
                                     ---------------------------

NET LOSS                                               (36,560)
                                     ===========================




                       See notes to financial statements.

                             HEIR HOLDING CO., INC.

                      STATEMENT OF STOCKHOLDERS' DEFICIENCY

                        FOR YEAR ENDED DECEMBER 31, 2001

                                  Preferred Stock        Common Stock    Additional               Total
                                 -----------------  -------------------   Paid in   Accumulated Stockholders
                                 Shares    Amount     Shares     Amount   Capital    Deficit      Equity
                                 -------  --------  ----------  -------  ---------  ------------ ------------
Balance as of December 31, 2000       -  $      -         300  $      -  $  3,000   $      -      $   3,000

Stock Split                           -         -   2,999,700     3,000    (3,000)         -            -

Net loss                              -         -        -         -          -         (36,560)    (36,560)
                                 ------  ---------  ---------  --------  ---------  ------------ ------------

Balance as of December 31, 2001       -  $      -   3,000,000  $  3,000  $     -    $   (36,560)  $ (33,560)
                                 ======  =========  =========  ========  =========  ============ ============


                       See notes to financial statements.

                             HEIR HOLDING CO., INC.

                             STATEMENT OF CASH FLOWS

                        FOR YEAR ENDED DECEMBER 31, 2001


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                     $         (36,560)
 Adjustments to reconcile net loss to net cash used
  in operating activities:
   Amortization                                                           9,250
   Accounts payable                                                       9,333
                                                                  --------------

NET CASH USED IN OPERATIONS                                             (17,977)
                                                                  --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of capital expenditures                                     (250,000)
 Loan receivable - related party                                       (262,865)
                                                                  --------------

NET CASH USED IN INVESTING ACTIVITIES                                  (512,865)
                                                                  --------------

CASH PROVIDED BY FINANCING ACTIVITIES:
  Loan payable - related party                                          534,780
                                                                  --------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                               534,780
                                                                  --------------

NET INCREASE IN CASH                                                      3,938

CASH, beginning of the period                                                 -
                                                                  --------------

CASH, end of the period                                                   3,938
                                                                  ==============


Supplemental disclosures of cash flow information:
  Interest paid                                                $          5,680
  Taxes paid                                                                  -

                       See notes to financial statements.

                             HEIR HOLDING CO., INC.
                            -----------------------
                          NOTES TO FINANCIAL STATEMENTS
                         ------------------------------
                          YEAR ENDED DECEMBER 31, 2001
                         ------------------------------

NOTE  1.     ORGANIZATION

HEIR Holding Co., Inc. (the "Company") is a Delaware Corporation, formed in September 2000 and is located in Wilmington, DE. The Company is the owner of the property rights respecting the name "Scores" which is a recognized name in the adult entertainment industry.


NOTE  2.     SUMMARY  OF  SIGNIFICANT  ACCOUNTING  PRINCIPLES

Cash  and  Cash  Equivalents

The Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

Intellectual  Property

Intellectual property is stated at cost.  Amortization is provided for using the
straight-line  method.   The  intellectual property has an estimated useful life
of  ten  years  (See  Note  3).

Income  Taxes

The Company utilizes the liability method of accounting for income taxes as set forth in SFAS 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

Accounting  Estimates  and  Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair  Value  of  Financial  Instruments

The carrying amounts reported in the balance sheet for cash, receivables, and accrued expenses approximate fair value based on the short-term maturity of these instruments.

New Accounting Pronouncements

In  June  2001,  the  FASB issued SFAS No. 141, "Business Combination", SFAS No.
142, "Goodwill and Other Intangible Assets" and SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 141 requires the use of the purchase method of accounting and prohibits the use of the pooling-of-interest method of accounting for business combinations initiated after June 30, 2001. It also requires that the Company recognize acquired intangible assets apart from goodwill. SFAS No. 142 requires, among other things, that companies no longer amortize goodwill, but instead test goodwill for impairment at least annually. In addition, SFAS No. 142 requires that the Company identify reporting units for the purposes of assessing potential future impairments of goodwill, reassess the useful lives of other existing recognized intangible assets, and cease amortization of intangible assets with an indefinite useful life. SFAS No. 143 establishes accounting standards for recognition and measurement of a liability for an asset retirement obligation and the associated asset retirement cost, which will be effective for financial statements issued for fiscal years beginning after June 15, 2002.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" which basically further clarifies SFAS No. 121 and methods of quantifying potential impairments or disposal of assets as well as the related reporting of such impairments or disposals.

The adoption of SFAS No. 141, SFAS No. 142, SFAS No. 143, SFAS No. 144 is not expected to have a material effect on the Company's financial position, results of operations and cash flows.


NOTE  3.     INTELLECTUAL  PROPERTY

Intellectual  property  is  composed  of  property  rights  respecting  the name
"Scores"  which  is  a  recognized  name  in  the  adult entertainment industry.

At  December  31,  2001,  intellectual  property  consists  of  the  following:

                                            2001
                                         ----------
Intellectual property                   $   250,000

Less:  accumulated amortization               9,250
                                         ----------

                                        $   240,750
                                         ==========
Amortization  expense  was  $9,250  for  the  year  ended  December  31,  2001.


NOTE  4.     RELATED-PARTY  TRANSACTIONS

The Company entered into a License Agreement ("Agreement") dated August 15, 2001 and amended as of March 3, 2002 with a related party Go West Entertainment, Inc.

("GW"). According to the terms of the Agreement, GW has the right and license to use certain "Scores" trademarks in New York City in connection with the operation of up to three adult entertainment nightclubs and the retail sale of commercial merchandise. Under the Agreement, GW is obligated to pay annual royalty fee of $520,000 to Heir payable $10,000 per week commencing with the opening of at least one nightclub.

NOTE  5.     LOAN  RECEIVABLE  -  RELATED  PARTY

As of December 31, 2001, the Company loaned $262,865 to a related entity which is part of the merger discussed in Note 9. The loan is payable on demand and bears no interest.

NOTE  6.     LOAN  PAYABLE  -  RELATED  PARTY

As of December 31, 2001, the Company borrowed $237,780 from its shareholders. These loans are payable on demand and bears interest at a rate of 5% per annum.

As of December 31, 2001, the Company also borrowed $294,000 from a related party. This loan is payable upon demand and bears no interest.

NOTE  7.     INCOME  TAXES

As a result of the Company's net losses in 2001, no federal income taxes were paid.

NOTE  8.     STOCK  SPLIT

On July 30, 2002 the Company designated its outstanding shares as common shares and effected a 10,000 for 1 forward split resulting in outstanding capitalization of 3,000,000 common shares which has been retroactively reflected in the statement of stockholders' equity.

NOTE  9.     SUBSEQUENT  EVENT

On August 13, 2002, the Company and its shareholders entered into an Merger Agreement ("Merger") with Scores Holding Company Inc. ("SCOH"), and Scores Acquisition Corp., a wholly-owned subsidiary of SCOH ("SAC"). Pursuant to the Merger, SAC was merged with and into the Company, which is the surviving corporation under the name Scores Licensing Corp. ("SLC"). SLC remains a wholly-owned subsidiary of SCOH. As part of the merger, 3,000,000 shares of SCOH's common stock were exchanged for 3,000,000 of the Company's common stock. The merger is treated as a tax-free exchange pursuant to Section 351 of the Internal Revenue Code of 1986.

ITEM 7(b)          PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                         INDEX TO FINANCIALS STATEMENTS

                                                                         PAGE
                                                                         ----

Introductory Note . . . . . . . . . . . . . . . . . . . . . . . . . .     13
Balance Sheets as of December 31, 2001 and June 30, 2002  . . . . . .     14
Statements of Operations for the year ended December 31, 2001
    and the six-month period ended June 30, 2002  . . . . . . . . . .     16
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . .     18

                     PRO FORMA COMBINED FINANCIAL STATEMENTS


The  Unaudited  Pro  Forma  Combined  Statement  of Operations of Scores Holding
Company Inc. (the "Company") for the year ended December 31, 2001 and the six-month period ended June 30, 2002 (the "Pro Forma Statements of Operations"), and the Unaudited Pro Forma Combined Balance Sheets of the Company as of December 31, 2001 and as of June 30, 2002 (the "Pro Forma Balance Sheets" and, together with the Pro Forma Statement of Operations, the "Pro Forma Financial Statements"), have been prepared to illustrate the estimated effect of merger between the Company and HEIR Holding Co., Inc. ("HEIR"). The Pro Forma
Statements of Operations give pro forma effect to the merger as if it had occurred on January 1, 2001 and 2002, respectively. The Pro Forma Balance Sheets gives pro forma effect to the merger as if it had occurred on December 31, 2001 and June 30, 2002. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such merger been completed as of the assumed dates and for the period presented. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the separate historical financial statements of the Company and HEIR and the notes thereto.

Because the two companies have shareholders in common and common management, the merger has been treated as an exchange of shares between entities under common control as indicated in Paragraph D12 of Financial Accounting Standard 141. Accordingly, the bases of the assets and liabilities have been carried forward to the merged company.

These pro forma adjustments represent the Company's determination of accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ substantially.

                   SCORES HOLDING COMPANY, INC. AND SUBSIDIARY
                       PRO FORMA BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 2001


                                                                    Proforma Adjustments      Pro-forma
                                            THE                   -----------------------       THE
                                          COMPANY        HEIR       Debits      Credits        COMPANY
                                         -----------  ----------  -----------  ----------    -----------
                 ASSETS

CURRENT ASSETS:
  Cash                                   $   18,626   $   3,938    1,000,000  (A)  132,500  (E) 1,890,064
                                                                   1,000,000  (C)
  Notes receivable                           10,000           -                                    10,000
                                         -----------  ----------                              -----------
    Total current assets                     28,626       3,938                                 1,900,064

LEASEHOLD IMPROVEMENTS,
  FURNITURE AND EQUIPMENT, NET               66,101           -                                    66,101

INTELLECTUAL PROPERTY, NET                      -       240,750                                   240,750

FINANCING COSTS                                 -             -      132,500  (E)                 132,500

REORGANIZATION VALUE IN EXCESS OF
  AMOUNTS ALLOCABLE TO IDENTIFIABLE
  ASSETS                                       9,814          -                                     9,814

SECURITY DEPOSITS                            252,667          -                                   252,667
                                         -----------  ----------                              -----------
                                         $  357,208   $ 244,688                                $2,601,896
                                         ===========  ==========                              ===========

       LIABILITIES AND DEFICIENCY IN ASSETS

CURRENT LIABILITIES:
  Accounts payable                       $  111,232   $   9,333                               $   120,565
  Related party payable                      35,390     531,780                                   567,170
  Due to (from) intercompany                262,865    (262,865)                                     -
  Current portion of
      prepetition debt                       14,991           -                                    14,991
  Current portion of
      prepetition debt -related party         6,875           -                                     6,875
  Accrued expenses                           94,124           -                                    94,124
                                         -----------  ----------                              -----------
    Total current liabilities               525,477     278,248                                   803,725

PREPITITION LONG TERM DEBT                   22,178           -                                    22,178

NOTE PAYABLE                                    -             -                   1,000,000 (C) 1,000,000

CONVERTIBLE DEBENTURES, NET OF DISCOUNT         -             -                   1,000,000 (A) 1,000,000

DEFICIENCY IN ASSETS
  Common stock                               14,602       3,000                                    17,602
  Additional paid-in-capital                    -             -                   1,000,000 (A) 1,000,000
  Accumulated deficit                      (205,049)    (36,560)  1,000,000(A)                 (1,241,609)
                                         -----------  ----------                              -----------
    Total deficiency in assets             (190,447)    (33,560)                                 (224,007)
                                         -----------  ----------                              -----------
                                         $  357,208   $ 244,688                                $2,601,896
                                         ===========  ==========                              ===========


                   See notes to Pro Forma Financial Statements

                                       SCORES HOLDING COMPANY, INC. AND SUBSIDIARY
                                           PRO FORMA BALANCE SHEET (UNAUDITED)
                                                      JUNE 30, 2002


                                                                                 Proforma Adjustments      Pro-forma
                                                         THE                    -----------------------       THE
                                                        COMPANY        HEIR       Debits      Credits       COMPANY
                                                      ------------  ----------  -----------  ----------   ------------
                        ASSETS
CURRENT ASSETS:
  Cash                                                $    11,249   $   3,726    1,000,000 (A) 132,500 (E) $ 1,882,475
                                                                                 1,000,000 (C)
  Interest receivable                                         674           -                                      674
  Notes receivable                                         10,000           -                                   10,000
                                                      ------------  ----------                            ------------

    Total current assets                                   21,923       3,726                                1,893,149

LEASEHOLD IMPROVEMENTS,
  FURNITURE AND EQUIPMENT, NET                            114,352           -                                  114,352

INTELLECTUAL PROPERTY, NET                                      -     228,250                                  228,250

FINANCING COSTS                                                 -           -      132,500 (E)                 132,500

REORGANIZATION VALUE IN EXCESS OF
  AMOUNTS ALLOCABLE TO IDENTIFIABLE
  ASSETS                                                    9,814           -                                    9,814

SECURITY DEPOSITS                                       1,002,667           -                                1,002,667
                                                      ------------  ----------                            ------------
                                                      $ 1,148,756   $ 231,976                               $3,380,732
                                                      ============  ==========                            ============


    LIABILITIES AND DEFICIENCY IN ASSETS

CURRENT LIABILITIES:
  Accounts payable and accrued expenses               $   143,919   $   2,925                              $  146,844
  Related party payable                                   932,212     605,116                               1,537,328
  Due to (from) intercompany                              312,865    (312,865)                                  -
  Post petition accrued expenses                           41,276           -                                  41,276
  Current portion of prepetition debt                      14,991           -                                  14,991
  Current portion of prepetition debt -related party        6,875           -                                   6,875
                                                      ------------  ----------                            -----------
    Total current liabilities                           1,452,138     295,176                               1,747,314

PREPITITION LONG TERM DEBT                                 16,714           -                                  16,714

NOTE PAYABLE                                                    -           -                 1,000,000 (C) 1,000,000

CONVERTIBLE DEBENTURES, NET OF DISCOUNT                         -           -                 1,000,000 (A) 1,000,000

DEFICIENCY IN ASSETS
  Common stock                                             15,999       3,000                                  18,999
  Additional paid-in-capital                              740,144           -                 1,000,000 (A) 1,740,144
  Accumulated deficit                                  (1,076,239)    (66,200)   1,000,000 (A)             (2,142,439)
                                                      ------------  ----------                            ------------
    Total deficiency in assets                           (320,096)    (63,200)                               (383,296)
                                                      ------------  ----------                            ------------
                                                      $ 1,148,756   $ 231,976                              $3,380,732
                                                      ============  ==========                            ============

                   See notes to Pro Forma Financial Statements

                                   SCORES HOLDING COMPANY, INC. AND SUBSIDIARY
                                  PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                             Proforma Adjustments     Pro-forma
                                                    THE                      ----------------------      THE
                                                   COMPANY         HEIR         Debits     Credits     COMPANY
                                                 ------------  ------------  ------------  --------  -----------

  NET SALES                                      $   300,026   $         -                           $   300,026

  COST OF GOODS SOLD                                  89,290             -                                89,290
                                                 ------------  ------------                          ------------
  GROSS PROFIT                                       210,736             -                               210,736

  GENERAL AND ADMINISTRATIVE EXPENSES                518,353        30,880                               549,233

  REORGANIZATION EXPENSES                             73,231             -                                73,231
                                                 ------------  ------------                          ------------
  NET LOSS FROM OPERATIONS                          (380,848)      (30,880)                             (411,728)

  OTHER INCOME (EXPENSE):
    Amortization of financing costs                        -             -        26,500 (F)             (26,500)
    Interest income (expense)                           (268)       (5,680)    1,000,000 (A)          (1,075,948)
                                                 ------------  ------------                          ------------
                                                                                  10,000 (B)
                                                                                  60,000 (D)

  NET LOSS BEFORE INCOME TAXES                      (381,116)      (36,560)                           (1,514,176)

  PROVISION FOR INCOME TAXES                               -             -                                 -
                                                 ------------  ------------                          ------------

  NET LOSS BEFORE EXTRAORDINARY GAIN                (381,116)      (36,560)                           (1,514,176)

  EXTRAORDINARY GAIN ON BANKRUPTCY
    RESTRUCTURING NET OF $0 IN
    INCOME TAXES                                     443,195             -                               443,195
                                                 ------------  ------------                          ------------

  NET INCOME (LOSS)                              $    62,079   $   (36,560)                          $(1,070,981)
                                                 ============  ============                          ============

  Net loss per share before extraordinary gain   $     (0.03)                                        $     (0.09)
  Net gain per share extraordinary gain          $      0.03                                         $      0.03
                                                 ------------                                        ------------
  Net income per share                           $      0.00                                         $     (0.06)
                                                 ============                                        ============

  Weighted average of common shares used
    in computation                                14,601,794                                          17,601,794
                                                 ============                                        ============

                   See notes to Pro Forma Financial Statements



                                   SCORES HOLDING COMPANY, INC. AND SUBSIDIARY
                                  PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                  FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2002


                                                                               Proforma Adjustments   Pro-forma
                                                      THE                    ----------------------     THE
                                                   COMPANY         HEIR         Debits     Credits     COMPANY
                                                 ------------  ------------  ------------  --------  -----------

  NET SALES                                      $    56,250   $         -                           $    56,250

  COST OF GOODS SOLD                                       -             -                                 -
                                                 ------------  ------------                          ------------
  GROSS PROFIT                                        56,250             -                                56,250

  GENERAL AND ADMINISTRATIVE EXPENSES                925,613        23,623                               949,236
                                                 ------------  ------------                          ------------

  NET LOSS FROM OPERATIONS                          (869,363)      (23,623)                             (892,986)

  OTHER INCOME (EXPENSE):
    Amortization of financing costs                        -             -        13,250 (F)             (13,250)
    Interest income (expense)                            674        (6,017)    1,000,000 (A)          (1,040,343)
                                                 ------------  ------------                          -----------
                                                                                   5,000 (B)
                                                                                  30,000 (D)

  NET LOSS BEFORE INCOME TAXES                      (868,689)      (29,640)                           (1,946,579)

  PROVISION FOR INCOME TAXES                               -             -                                     -
                                                 ------------  ------------                          ------------
  NET LOSS                                       $  (868,689)  $   (29,640)                          $(1,946,579)
                                                 ============  ============                          ============

  Net loss per share before extraordinary gain   $     (0.05)                                        $     (0.10)
  Net gain per share extraordinary gain          $      0.00                                         $      0.00
                                                 ------------                                        ------------
  Net income per share                           $     (0.05)                                        $     (0.10)
                                                 ============                                        ============
  Weighted average of common shares used
    in computation                                15,826,343                                          18,826,343
                                                 ============                                        ============

                   See notes to Pro Forma Financial Statements

                           SCORES HOLDING COMPANY INC.

       NOTES TO THE UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

On August 13, 2002, Scores Holding Company Inc. (the "Company"), Scores Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the "SAC") entered into a merger agreement with HEIR Holding Co. Inc. ("HEIR"), whereby SAC was merged with and into HEIR, which is the surviving corporation under the name Scores Licensing Corp. ("SLC"). SLC remains a wholly-owned subsidiary of the Company. As part of the merger, 3,000,000 shares of the Company's common stock were exchanged for 3,000,000 shares of HEIR's common stock. The merger is treated as a tax-free exchange pursuant to Section 351 of the Internal Revenue Code of 1986. In connection with the merger, the Company obtained $1,000,000 from an investor for a promissory note. HEIR also obtained $1,000,000 from a related investor for 1% Convertible Debentures ("HEIR $1 Million Debt"). Pursuant to the merger, HEIR $1 Million Debt is exchanged for $1,000,000 of Convertible Debentures of the Company (the "$1 Million Debt"). The $1 Million Debt is identical in all material respects to the HEIR $1 Million Debt.

Because the two companies have shareholders in common and common management, the merger has been treated as an exchange of shares between entities under common control as indicated in Paragraph D12 of Financial Accounting Standard 141. Accordingly, the bases of the assets and liabilities have been carried forward to the merged company.

The following pro forma adjustments are recorded on the accompanying pro forma financial statements:

A. To record the issuance of the HEIR $1 Million Debt with a conversion feature. The conversion price of the debt was below the fair market price of the shares on the date of sale ("a beneficial conversion feature"). As the excess of the fair market price of the underlying shares exceeded the proceeds, interest expense was recorded for the full amount of the proceeds.

B.   To  record  interest expense on the HEIR $1 Million Debt at 1% per annum.

C.   To  record  the  issuance  of  the  promissory  note.

D.   To  record  interest  expense  on  the  promissory  note at 6% per annum.

E.   To  record  the  financing  costs  in  connection  with  the  merger.

F.   Amortization  of  the  financing  costs  over  a  term  of  five  years.


Subsequent to the merger, the Company is in the process of obtaining $2,000,000 from an investor for 1% Convertible Debentures with warrants.

The financial statements for the period June 30, 2002 are unaudited and include all adjustments necessary to a fair presentation of the results of operations for the period then ended. All such adjustments are of a normal recurring nature. The results of the Company's and HEIR's operations for any interim period are not necessarily indicative of the results of the Company's and HEIR's operations for a full year.

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